UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07850

Allegiant Advantage Fund

(Exact name of registrant as specified in charter)

760 Moore Road King of Prussia, PA	19406
(Address of principal executive offices)	(Zip code)

Audrey C. Talley, Esq.

Drinker Biddle & Reath LLP

One Logan Square

18th & Cherry Streets

Philadelphia, PA 19103-6996

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-364-4890

Date of fiscal year end: May 31

Date of reporting period: November 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission,100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Semi-Annual Report to Shareholders is attached herewith.

Institutional Money Market Fund

# SEMI-ANNUAL REPORT

November 30, 2006
(Unaudited)

*The Discipline of Investing, a Commitment to Results*

Allegiant.
ADVANTAGE FUND
AllegiantFunds.com

ALLEGIANT

ADVANTAGE FUND SEMI-ANNUAL REPORT

This material must be preceded or accompanied by a prospectus.

You should consider the investment objective, risks, charges, and expenses of the Allegiant Advantage Institutional Money Market Fund (the “Fund”) carefully before investing. A prospectus and other information about the Fund may be obtained by calling your investment professional, calling 1-800-364-4890 or downloading one at www.allegiantfunds.com. Please read it carefully before you invest or send money.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Allegiant Asset Management Company (“Adviser”) serves as investment adviser to the Fund, for which it receives an investment advisory fee. The Fund is distributed by Professional Funds Distributor, LLC (“PFD”), 760 Moore Road, King of Prussia, PA 19406. PFD is not affiliated with the Adviser and is not a bank.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Allegiant Advantage Institutional Money Market Fund

CHAIRMAN’ S MESSAGE

JANUARY 2007

Dear Shareholders:

We are pleased to provide you with important semi-annual information about Allegiant Advantage Institutional Money Market Fund, as well as a review of the financial markets and the events shaping the global markets. During the six month period, total assets of the Fund increased by $308 million, or 19.27%, to $1.8 billion.

We are pleased that investors have recognized this top-tier money market fund and its competitive yields with a consistent flow of new assets. The investment management team manages the fund within the strict guidelines established by Moody’s and Standard & Poor’s to receive their highest money market fund ratings.

If you have any questions regarding this Fund or other funds offered by Allegiant, please visit www.allegiantfunds.com or contact an Allegiant representative at 1-800-364-4890. Our staff is available from 8:00 a.m. to 6:00 p.m. Monday through Friday, and your feedback is always welcomed.

Thank you for your continued confidence in Allegiant and we look forward to serving your investment needs in the year ahead. Best wishes for a happy, healthy and prosperous New Year.

Sincerely,

Robert D. Neary Chairman

Allegiant Advantage Institutional Money Market Fund

REPORT FROM ALLEGIANT ASSET MANAGEMENT COMPANY

“.the Fed adjourned for the first time in more than two years without pushing their interest rate target higher.”

The past year has brought many changes, not only for the industry, but for Allegiant Asset Management as well. As we mentioned in our May letter, we continue our transformation as a firm with refinements to our investment processes, the retention of talented professionals and our ongoing focus on delivering competitive products to our shareholders. While still early, we are seeing improvements in relative performance and the creation of consistent, long-term track records across the major asset classes and styles. As the investment management industry continues to change, so will we as a firm, utilizing our capabilities to stay on the forefront of the business by offering new products, innovative strategies, and prudent risk management techniques.

Economic and Market Overview

From an economic perspective, the dominant headlines over the last six months have been the Federal Reserve Board (“Fed”), housing, and inflation. To keep core inflation within their desired range of 2%, the Fed gradually raised the Fed Funds target to 5.25%. The Fed pushed monetary policy beyond neutral to slightly restrictive in the hope that a tighter monetary environment would slowly deflate the housing market, which some believed was overextended. When the Fed met on August 8, 2006, they adjourned for the first time in more than two years without pushing their interest rate target higher. Within weeks of the Fed’s pause at 5.25%, most of the major gauges of inflation began to decline.

One major force behind the housing boom was inexpensive financing, brought on by the Fed itself, with a 1% Fed Funds target rate that greatly increased housing affordability. With the rate increases of the last two years, it appears the housing market is beginning to slow moderately, minimally affecting other related sectors of the economy. Looking forward to 2007, we believe that housing still poses the single greatest risk to the financials market and the economy.

Housing was not the only source of inflation in the economy as the threat of increasing prices also was fueled by rising energy costs. Some of the sharp increase in energy prices was due to strong global economic growth. This was compounded by the destruction caused by a record hurricane season in 2005. Energy prices peaked in the summer of 2006, as peak driving months, hurricane season and the Israel-Lebanon crisis in the Middle East occurred simultaneously. Fortunately, the 2006 hurricane season proved uneventful and Israel and Lebanon ceased military operations. Thereafter, oil prices fell sharply and most measures of headline inflation followed suit.

The downside to the Fed’s battle against inflation has been the impact on economic growth. Second quarter GDP growth was 2.6% and third quarter was 2.2% which were both slower than earlier levels but still positive. The slowdown was principally attributed to the housing sector. However, many analysts and economists believe housing will continue to deteriorate and lead to further declines in GDP growth.

The U.S. dollar has fallen approximately 11% versus the euro, 3% versus the yen, and 13% versus the pound over the last year, as a result of growing budget and trade deficits as well as growing expectations that the Fed would lower their interest rate target. Furthermore, slower U.S. growth and the diversification of dollar reserves by foreign central banks (specifically China) also contributed to the sell off. However, dollar weakness should be beneficial in lowering the trade deficit as it increases the attractiveness of dollar-denominated goods abroad.

Commentary provided by Allegiant Asset Management Company

Equity Markets

Despite economic headwinds, corporate earnings continued to deliver double-digit quarterly earnings’ growth and the welcome news that the Fed might be finished raising interest rates caused a sharp market rally. The Dow Jones Industrial Average celebrated the Fed’s pause by moving steadily higher, reaching historical highs in November as other major indices followed suit. While the markets were fond of earnings growth, they seemed to like the prospect of steady — or perhaps even falling — interest rates even more.

According to market watchers, 2006 was expected to be the year that growth beat value and large caps beat small caps reversing years of lagging. Investors, however, continued to reward value-oriented companies, specifically oil, utilities, and consumer stocks. Small cap stocks continued strong earnings growth as reported by the Russell 2000® index, and returned 18.37% for the year. This trumped large caps as reported by the Russell 1000® index, which ended the year at a 15.46% gain.

Bond Markets

As the Fed continued to raise rates higher in both May and June to the current level of 5.25%, the bond markets moved up in step, with the 10-year Treasury yielding 5.136% on June 30. As previously noted, in August, the Fed left the target on the Fed Funds unchanged for the first time in over two years. Subsequently, the bond yields declined and as of November 30, the 10-year Treasury yield had declined to 4.458%.

The conundrum for the bond markets has been the inverted yield curve where short term rates are higher than longer term rates. Historically, an inverted yield curve is a reliable predictor of economic slowdown or recession as longer term interest rates adjust to factor in expectations that the Fed may soon lower rates to revive the economy. If interpreted this way, bond investors appear to be economically bearish going into next year due to the deflating housing bubble and subsequent retrenchment in consumer spending. Hence, fixed income investors are anticipating that the Fed will move to a less restrictive stance by lowering the Fed Funds target in order to engineer the desired soft landing. This differs markedly from the optimistic outlook of the equity markets, which continued to reward lower quality, smaller companies.

Looking Ahead

Going into 2007, investors should focus on three critical factors: the housing market, international growth and the yield curve. If the worst in the housing slowdown is past, the economy may grow at slower, but still strong, levels. If housing continues to slow, the U.S. economy may dip into recession. International growth should continue to be strong and this will benefit U.S. companies, perhaps picking up the slack of a slowing domestic marketplace. An inverted yield curve for an extended period of time increases the chances of a recession and is something that should warrant investors’ attention. However, as the next economic cycle emerges, patience and a solid asset allocation strategy may be keys to success for investors.

“fixed income investors are anticipating that the Fed will move to a less restrictive stance in order to engineer the desired soft landing.”

Allegiant Advantage Institutional Money Market Fund

SUMMARY OF PORTFOLIO HOLDINGS/EXPENSE TABLE

The table below presents portfolio holdings as a percentage of total investments as of November 30, 2006.

Commercial Paper	50.3%
Corporate Bonds	18.2
Certificates of Deposit	14.4
Repurchase Agreements	9.0
Municipal Securities	2.5
Money Market Funds	2.1
Funding Agreements	1.9
Master Notes	1.6
100.0%

All mutual funds have operating expenses. As a shareholder of the Fund, you could incur operating expenses including investment advisory fees, distribution (12b-1) fees and other Fund expenses. Such expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund. The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The Expense Table is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (June 1, 2006 to November 30, 2006).

The Expense Table that appears for your Fund below illustrates your Fund’s costs in two ways.

•	Actual Expenses. This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Class of the Fund under the heading “Expenses Paid During Period.”

•	Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. It is based on your Fund’s actual expense ratio and assumes that your Fund had an annual return of 5% before expenses during the period shown. In this case — because the return used is not your Fund’s actual return — the results may not be used to estimate your actual ending account value or expenses you paid during this period. The example is useful in making comparisons between your Fund and other funds because the Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on an annual 5% return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Expense Table

	Beginning Account Value 6/1/06	Ending Account Value 11/30/06	Annualized Expense Ratio	Expenses Paid During Period*
Actual
Institutional Class	$1,000.00	$1,026.28	0.14%	$0.71

Advisor Class	1,000.00	1,011.40	0.19	0.96
Hypothetical**
Institutional Class	1,000.00	1,024.37	0.14	0.71

Advisor Class	1,000.00	1,025.07	0.19	0.96

*	Expenses are equal to each Class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (183) in the most recent fiscal half-year, then divided by 365.

**	Assumes annual return of 5% before expenses.

Allegiant Advantage Institutional Money Market Fund	Selected Per Share Data and Ratios
FINANCIAL HIGHLIGHTS	For the Six Months Ended November 30, 2006 (Unaudited) and For the Year Ended May 31, unless otherwise indicated

	Net Asset Value, Beginning of Period	Net Investment Income†	Dividends from Net Investment Income	Net Asset Value, End of Period	Total Return	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Before Fee Waivers)	Ratio of Net Investment Income to Average Net Assets (Before Fee Waivers)
INSTITUTIONAL CLASS
2006*	$1.00	$0.03	$(0.03)	$1.00	2.63%	$1,823,720	0.14%	5.18%	0.18%	5.14%
2006	1.00	0.04	(0.04)	1.00	4.00	1,521,950	0.17	4.10	0.22	4.05
2005(1)	1.00	0.01	(0.01)	1.00	1.40	676,417	0.17	2.42	0.24	2.35
ADVISOR CLASS**
2006*	1.00	0.01	(0.01)	1.00	2.58	7,609	0.19	5.13	0.23	5.09
2006	1.00	—	—	1.00	N/A	—	N/A	N/A	N/A	N/A
2005(1)	1.00	0.01	(0.01)	1.00	0.54	—	0.27	2.02	0.34	1.95

*	For the six months ended November 30, 2006. All ratios for the period have been annualized. Total return for the period has not been annualized.

**	This Class is available to individual and institutional investors through a financial intermediary. During the year ended May 31, 2006, there was no shareholder activity in the Class; therefore, no ratios or total return are presented.

†	Per share data calculated using average shares outstanding method.

(1)	Commencement of operations was October 28, 2004 for the Institutional Class and November 19, 2004 for the Advisor Class. All ratios for the period have been annualized. Total return for the period has not been annualized.

Allegiant Advantage Institutional Money Market Fund

STATEMENT OF NET ASSETS

November 30 ,2006 (Unaudited)

	Par (000)	Value (000)
COMMERCIAL PAPER† — 50.2%
Banks — 5.4%
ANZ
5.255%, 12/07/06	$15,000	$14,987
Societe Generale North America
5.220%, 04/09/07	20,000	19,626
Svenska Handelsbanken NY
5.230%, 01/02/07	15,000	14,930
5.245%, 02/28/07	10,000	9,870
Westpac Banking
5.255%, 12/13/06	15,000	14,974
5.220%, 01/18/07	10,000	9,931
5.190%, 05/02/07	15,000	14,671

		98,989

Financial Conduits — 36.7%
Amstel Funding
5.240%, 12/22/06	10,000	9,969
5.240%, 02/28/07	10,000	9,870
Atlantis One Funding
5.250%, 02/20/07	20,000	19,764
5.240%, 02/28/07	10,000	9,870
5.220%, 03/12/07	15,560	15,332
Barton Capital
5.260%, 01/19/07	15,000	14,893
Cancara Asset Securitization
5.260%, 12/20/06	15,000	14,958
5.255%, 01/17/07	10,000	9,931
5.255%, 01/31/07	15,000	14,866
5.250%, 02/14/07	10,000	9,891
Ciesco
5.260%, 01/22/07	15,000	14,886
Edison Asset Securitization LLC
5.240%, 03/02/07	15,000	14,801
5.210%, 04/19/07	15,000	14,698
Fountain Square Commercial Funding
5.250%, 01/18/07	10,000	9,930
5.250%, 02/16/07	10,000	9,888
5.240%, 03/20/07	10,000	9,841
Galaxy Funding
5.265%, 12/08/06	10,000	9,990
5.250%, 01/16/07	10,000	9,933
5.260%, 02/07/07	10,000	9,901
Gemini Securitization
5.270%, 12/01/06	8,000	8,000
5.270%, 12/18/06	15,000	14,963
5.265%, 01/03/07	15,000	14,928
5.260%, 01/26/07	10,000	9,918
5.255%, 02/09/07	10,000	9,898
General Electric Capital
5.245%, 02/09/07	5,600	5,543
Govco
5.260%, 01/16/07	15,000	14,899
5.250%, 02/26/07	10,000	9,873
Greyhawk Funding LLC
5.250%, 12/06/06	15,000	14,989
5.250%, 01/18/07	15,000	14,895
5.230%, 03/15/07	10,000	9,849
Liberty Street Funding
5.275%, 12/13/06	8,101	8,087
5.260%, 12/15/06	15,000	14,969
5.270%, 12/20/06	10,000	9,972
Market Street Funding
5.280%, 12/07/06	15,000	14,987
5.250%, 12/14/06	15,000	14,972
Mont Blanc Capital
5.250%, 01/18/07	9,501	9,434
5.250%, 02/15/07	15,000	14,834
Old Line Funding
5.250%, 01/08/07	10,000	9,945
5.260%, 01/12/07	10,000	9,939
Perry Global Funding LLC
5.270%, 12/04/06	5,000	4,998
Public Square Funding
5.300%, 12/01/06	40,000	40,000
Scaldis Capital LLC
5.270%, 12/19/06	13,000	12,966
5.250%, 01/26/07	15,000	14,878
Sheffield Receivables
5.250%, 12/04/06	15,000	14,993
5.265%, 01/03/07	10,000	9,952
5.260%, 01/17/07	11,150	11,073
Solitaire Funding
5.250%, 01/12/07	15,000	14,908
5.260%, 01/24/07	15,000	14,882
Three Pillars Funding
5.210%, 04/09/07	15,000	14,720
Three Rivers Funding
5.270%, 12/13/06	12,290	12,268
5.260%, 12/18/06	15,000	14,963
Thunder Bay Funding LLC
5.270%, 12/14/06	5,682	5,671
5.240%, 01/05/07	8,000	7,959
Transamerica Asset Funding
5.270%, 12/04/06	10,000	9,996

		672,333

Financial Services — 6.8%
Allianz Finance
5.240%, 01/10/07	20,000	19,883
Dexia Delaware LLC
5.220%, 12/29/06	15,000	14,939
Greenwich Capital
5.240%, 12/14/06	15,000	14,971
5.280%, 04/05/07	15,000	15,000
HBOS Treasury Services
5.250%, 02/09/07	15,000	14,847
ING Funding LLC
5.250%, 12/06/06	10,000	9,993
5.200%, 02/05/07	10,000	9,905
Morgan Stanley
5.240%, 03/06/07	10,000	9,862
UBS Finance
5.240%, 12/18/06	15,000	14,963

		124,363

Retail — 1.3%
Wal-Mart Funding
5.260%, 01/26/07	14,191	14,075
Wal-Mart Stores
5.220%, 12/12/06	10,000	9,984

		24,059

Total Commercial Paper (Cost $919,744)		919,744

	Par (000)	Value (000)
CORPORATE BONDS — 18.2%
Banks — 5.3%
Abbey National Treasury Services (FRN)
5.464%, 01/16/07(A)	$2,500	$2,500
American Express Bank (FRN)
5.280%, 01/26/07	5,000	5,000
5.290%, 08/10/07	10,000	10,000
Bank One (FRN)
5.422%, 01/12/07	8,000	8,001
Canadian Imperial Bank of Commerce (FRN) (MTN)
5.490%, 03/20/07	10,000	10,004
Citigroup (FRN)
5.442%, 01/12/07	10,000	10,001
Deutsche Bank AG (FRN)
5.490%, 03/21/07	4,000	4,001
JPMorgan Chase (FRN) (MTN)
5.520%, 12/18/06	6,800	6,800
State Street Bank & Trust (FRN)
5.360%, 12/15/06	10,100	10,100
Wachovia (FRN)
5.445%, 11/08/07	14,000	14,015
Wachovia Bank (FRN)
5.341%, 12/04/06	2,000	2,000
Wells Fargo (FRN)
5.449%, 03/23/07	5,000	5,002
5.424%, 09/28/07	10,000	10,009

		97,433

Financial Services — 10.2%
American Express Credit (FRN) (MTN)
5.410%, 12/15/06	5,000	5,000
American Honda Finance (FRN)
5.505%, 02/20/07(A)	4,000	4,001
5.480%, 08/23/07(A)	8,500	8,509
Bear Stearns (FRN)
5.968%, 09/27/07	9,408	9,457
General Electric Capital (FRN)
5.412%, 12/08/06	15,000	15,000
Goldman Sachs
7.200%, 03/01/07(A)	10,000	10,044
Goldman Sachs (FRN)
5.497%, 07/02/07	3,250	3,253
Goldman Sachs (FRN) (MTN)
5.510%, 01/09/07	5,080	5,081
5.476%, 05/11/07	10,000	10,006
HBOs Treasury Services (FRN)
5.452%, 01/12/07(A)	20,000	20,003
MBIA Global Funding (FRN)
5.320%, 02/20/07(A)	6,000	6,000
Merrill Lynch (FRN) (MTN)
5.562%, 02/27/07	20,000	20,009
5.362%, 05/29/07	15,000	15,000
Morgan Stanley (FRN)
5.499%, 02/15/07	16,875	16,880
Morgan Stanley (FRN) (MTN)
5.920%, 01/17/07	18,600	18,614
Toyota Motor Credit (FRN) (MTN)
5.300%, 04/30/07	20,000	20,000

		186,857

Insurance — 2.7%
Allstate Life Global Funding II (FRN)
5.442%, 04/02/07(A)	7,000	7,002
ASIF Global Financing XXI (FRN)
5.640%, 03/14/07(A)	13,049	13,060
ASIF Global Financing XXV (FRN)
5.470%, 12/11/06(A)	3,000	3,000
ASIF Global Financing XXXI (FRN)
5.370%, 02/23/07(A)	5,000	5,000
MetLife Global Funding I
4.750%, 06/20/07(A)	3,500	3,488
MetLife Global Funding I (FRN)
5.460%, 03/16/07(A)	3,000	3,001
Nationwide Life Global Funding I (FRN)
5.454%, 09/28/07(A)	14,550	14,563

		49,114

Total Corporate Bonds (Cost $ 333,404)		333,404

CERTIFICATES OF DEPOSIT — 14.4%
Domestic — 2.3%
Marshall & Ilsley Bank
5.285%, 12/08/06	20,000	20,000
5.310%, 01/16/07	15,000	15,000
Wells Fargo Bank
5.120%, 03/09/07	6,000	5,998

		40,998

Euro — 4.6%
ANZ Banking Group
5.400%, 03/20/07	10,000	10,001
BNP Paribas
5.090%, 12/13/06	15,000	14,999
5.555%, 12/28/06	15,000	15,002
Deutsche Bank
5.410%, 06/01/07	15,000	15,000
HSBC Bank
5.310%, 05/16/07	20,000	19,999
Societe Generale
5.430%, 02/05/07	10,000	10,000

		85,001

Yankee — 7.5%
Abbey National Treasury Services CT
5.360%, 12/22/06	15,000	15,000
ANZ Banking Group NY
4.810%, 01/29/07	5,200	5,194
Bank of Ireland CT
5.335%, 05/10/07	15,000	15,000
Barclays Bank PLC NY
5.300%, 12/27/06	20,000	20,000
BNP Paribas NY
5.325%, 03/13/07	15,000	15,000
Credit Suisse NY
4.790%, 01/24/07	18,200	18,181
5.380%, 05/17/07	10,000	10,000
UBS AG CT
5.340%, 02/08/07	15,000	15,000
5.330%, 10/23/07	24,000	24,021

		137,396

Total Certificates of Deposit (Cost $ 263,395)		263,395

Allegiant Advantage Institutional Money Market Fund

STATEMENT OF NET ASSETS

November 30, 2006 (Unaudited)

	Par (000)	Value (000)
MUNICIPAL SECURITIES — 2.5%
California — 0.4%
Tulare County Public Financing Authority, Millenium Fund Program (RB) (LOC - Bayerische Landesbank) (VRDN)
5.300%, 08/01/34	$8,168	$8,168

Colorado — 0.1%
Colorado Housing & Finance Authority (RB) (VRDN)
5.360%, 11/01/36	1,020	1,020

Georgia — 0.3%
The Ultima @ Eagles Landing LLC (RB) (LOC - SunTrust Bank) (VRDN)
5.400%, 04/01/25	4,750	4,750

North Carolina — 0.1%
Greensboro (GO) Series C (VRDN)
5.320%, 04/01/14	1,560	1,560

Pennsylvania — 0.2%
Pennsylvania Economic Development Financing Authority (RB) Series B3 (LOC - PNC Bank) (VRDN)
5.300%, 08/01/25	3,700	3,700

Tennessee — 0.6%
Tennessee State (TECP)
5.300%, 12/14/06	1,220	1,220
5.320%, 01/03/07	10,000	10,000

		11,220

Virginia — 0.6%
Virginia State Housing Development Authority (RB) Series E (VRDN)
5.360%, 01/01/46	10,000	10,000

Washington — 0.2%
Seattle (GO) Series C (VRDN)
5.360%, 01/15/26	4,270	4,270

Total Municipal Securities (Cost $ 44,688)		44,688

MASTER NOTES — 1.6%
Banks — 1.6%
Bank of America (FRN)
5.382%, 02/15/07	10,000	10,000
5.382%, 03/14/07	10,000	10,000
5.382%, 08/03/07	10,000	10,000

Total Master Notes (Cost $ 30,000)		30,000

FUNDING AGREEMENTS — 1.9%
MetLife Funding Agreement (FRN)
5.450%, 09/17/07 (B)	15,000	15,000
New York Life Funding Agreement (FRN)
5.422%, 06/06/07 (B)	20,000	20,000

Total Funding Agreements (Cost $ 35,000)		35,000

	Number of Shares	Value (000)
MONEY MARKET FUNDS — 2.1%
AIM STIT Liquid Assets Portfolio	25,157,487	$25,157
BlackRock Liquidity Funds TempFund	13,000,000	13,000

Total Money Market Funds (Cost $ 38,157)		38,157

	Par (000)
REPURCHASE AGREEMENTS — 9.0%
Bank of America
5.300% (dated 11/30/06, due 12/01/06, repurchase price $25,003,681, collateralized by Federal Home Loan Mortgage Corporation and Federal National Mortgage Association Bonds, 5.000% to 6.500%, due 09/01/35 to 12/01/35, total market value $ 25,500,001)	$25,000	25,000
Barclays
5.310% (dated 11/30/06, due 12/01/06, repurchase price $47,006,933, collateralized by Federal Farm Credit Bank, Federal Home Loan Bank and Tennessee Valley Authority Bonds, 4.400% to 6.000%, due 02/01/08 to 10/21/13, total market value $ 47,940,842)	47,000	47,000
Deutsche Bank
5.310% (dated 11/30/06, due 12/01/06, repurchase price $45,006,638, collateralized by Federal Home Loan Bank, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Government National Mortgage Association and Tennessee Valley Authority Bonds, 3.725% to 7.500%, due 04/27/07 to 12/01/36, total market value $ 45,901,183)	45,000	45,000
Goldman Sachs
5.300% (dated 11/30/06, due 12/01/06, repurchase price $48,007,067, collateralized by Federal Home Loan Mortgage Corporation and Federal National Mortgage Association Bonds, 4.000% to 7.500%, due 07/01/08 to 10/01/36, total market value $ 48,960,000)	48,000	48,000

Total Repurchase Agreements (Cost $ 165,000)		165,000

TOTAL INVESTMENTS — 99.9% (Cost $1,829,388)*		1,829,388

Value (000)
Other Assets & Liabilities — 0.1%
Dividends Payable
Institutional Class	$(4,427)
Investment Advisory Fees Payable	(165)
Administration Fees Payable	(20)
Custody Fees Payable	(19)
Trustees’ Fees Payable	(2)
Payable for Investments Purchased	(4,047)
Other	10,621

Total Other Assets & Liabilities	1,941

TOTAL NET ASSETS — 100.0%	$1,831,329

Net Assets:
Shares of Beneficial Interest (Unlimited Authorization — No Par Value)	$1,831,320
Undistributed Net Investment Income	21
Accumulated Net Realized Loss on Investments	(12)

Total Net Assets	$1,831,329

Net Asset Value and Redemption Price Per Share — Institutional Class ($1,823,719,706 ÷ 1,823,735,101 outstanding shares of beneficial interest)	$1.00

Net Asset Value and Redemption Price Per Share — Advisor Class ($7,609,113 ÷ 7,609,327 outstanding shares of beneficial interest)	$1.00

*	Also cost for federal income tax purposes.

†	The rate shown is the effective yield at purchase date.

(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities is (000) $100,171 and represents 5.5% of net assets as of November 30, 2006.

(B)	Illiquid Security. Total market value of illiquid securities is (000) $35,000 and represents 1.9% of net assets as of November 30, 2006.

FRN — Floating Rate Note: the rate shown is the rate in effect on November 30, 2006, and the date shown is the final maturity date, not the next reset or put date. The rate floats based on a predetermined index.

GO — General Obligation

LLC — Limited Liability Company

LOC — Letter of Credit

MTN — Medium Term Note

PLC — Public Liability Company

RB — Revenue Bond

TECP — Tax Exempt Commercial Paper

VRDN — Variable Rate Demand Note: the rate shown is the rate in effect on November 30, 2006, and the date shown is the final maturity date, not the next reset or put date.

See Notes to Financial Statements.

Allegiant Advantage Institutional Money Market Fund

STATEMENT OF OPERATIONS (000)

For the Six Months Ended November 30, 2006 (Unaudited)

Investment Income:
Interest	$42,501
Income from affiliate(1)	510

Total Investment Income	43,011

Expenses:
Investment advisory fees	1,211
Administration fees	110
Shareholder services fees:
Advisor Class	2
Transfer agent fees	33
Custodian fees	33
Professional fees	32
Pricing service fees	1
Printing and shareholder reports	19
Registration and filing fees	21
Trustees’ fees	9
Miscellaneous	22

Total Expenses	1,493

Less:
Waiver of investment advisory fees	(323)
Net Expenses	1,170

Net Investment Income	41,841

Net realized loss on investments sold	(11)

Net Increase in Net Assets Resulting from Operations	$41,830

(1)	See Note 3 in Notes to Financial Statements.

See Notes to Financial Statements.

Allegiant Advantage Institutional Money Market Fund

STATEMENTS OF CHANGES IN NET ASSETS (000)

	For the Six Months Ended November 30, 2006 (Unaudited)	For the Year Ended May 31, 2006
Investment Activities:
Net investment income	$41,841	$40,575
Net realized loss on investments sold	(11)	—

Net increase in net assets resulting from operations	41,830	40,575

Dividends to Shareholders:
Dividends from net investment income:
Institutional Class	(41,683)	(40,575)
Advisor Class	(161)	—

Total dividends	(41,844)	(40,575)

Share Transactions (all at $1.00 per share):
Proceeds from shares issued:
Institutional Class	2,448,699	4,801,519
Advisor Class	39,842	—
Reinvestment of dividends:
Institutional Class	16,359	16,615
Advisor Class	136	—

Total proceeds from shares issued and reinvested	2,505,036	4,818,134

Value of shares redeemed:
Institutional Class	(2,163,274)	(3,972,601)
Advisor Class	(32,369)	—

Total value of shares redeemed	(2,195,643)	(3,972,601)

Increase in net assets from share transactions	309,393	845,533

Total increase in net assets	309,379	845,533

Net Assets:
Beginning of period	1,521,950	676,417

End of period*	$1,831,329	$1,521,950

*Including undistributed net investment income	$21	$24

See Notes to Financial Statements.

Allegiant Advantage Institutional Money Market Fund

NOTES TO FINANCIAL STATEMENTS

November 30, 2006 (Unaudited)

1. Fund Organization

The Allegiant Advantage Fund (the “Trust”) was organized as a Massachusetts business trust on May 18, 1993 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers one diversified investment portfolio, the Institutional Money Market Fund (the “Fund”). The Fund is authorized to issue an unlimited number of shares of beneficial interest without par value and has two classes of shares outstanding, the Institutional Class and the Advisor Class which commenced operations on October 28, 2004 and November 19, 2004, respectively. Each share class is sold without a sales charge, represents an interest in the same portfolio of investments of the Fund, and is substantially the same in all respects, except that the Advisor Class is subject to a shareholder services fee.

2. Significant Accounting Policies

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

Investment Valuation

The investments of the Fund, other than investments in other money market funds, are valued at amortized cost, which approximates market value. The amortized cost method values an investment at its cost at the time of purchase and thereafter assumes a constant accretion of discount or amortization of premium to maturity. If this method is determined to be unreliable during certain market conditions or for other reasons, the Fund may value its investments at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees. No such investments held on November 30, 2006 were valued at other than amortized cost.

Investments in other money market funds are valued at their respective net asset values as determined by those funds each business day.

Investment Transactions, Investment Income and Expenses

Investment transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums are accreted and amortized, respectively, to interest income over the lives of the respective investments. Distribution (12b-1) fees and shareholder services fees relating to a specific Class are charged directly to that Class. Expenses common to both Classes, investment income, and realized and unrealized gains and losses on investments are allocated to each Class based upon the relative daily net assets of each Class.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly. Any net realized capital gains will be distributed at least annually by the Fund. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Repurchase Agreements

Repurchase agreements are considered loans under the 1940 Act. In connection therewith, the Fund’s custodian receives and holds collateral of not less than the repurchase price. If the value of the collateral falls below this amount, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and any resulting loss may be subject to legal proceedings.

3. Investment Advisory Fees and Other Transactions with Affiliates

Investment Advisory Fees

Fees paid by the Fund pursuant to the Advisory Agreement with Allegiant Asset Management Company (the “Adviser”) an indirect wholly owned subsidiary of National City Corporation (“NCC”), are payable monthly and are calculated at an annual rate of 0.15% of the Fund’s average daily net assets. The Adviser may, from time to time, waive any portion of its fees. Such waivers are voluntary and may be changed or discontinued at any time. The waiver, which is calculated at an annual rate based on the Fund’s average daily net assets, was 0.04% during the six months ended November 30, 2006.

Custodian Fees

PFPC Trust Co., an affiliate of PFPC Inc. (“PFPC”) (one of the Trust’s Co-Administrators), serves as the Trust’s Custodian. PFPC Trust Co. also serves as Custodian for the Allegiant Funds (“Allegiant”), another registered investment company managed by the Adviser. Custodian fees for the Trust and Allegiant are calculated at the following annual rate: 0.004% of the first $10 billion of the combined average daily gross assets of the Trust and Allegiant and 0.002% of the combined average daily gross assets in excess of $10 billion. The custodian fees are allocated to the Trust and Allegiant based on each Fund’s average daily net assets. PFPC Trust Co. receives other transaction based charges and is reimbursed for out-of-pocket expenses. One of the officers of PFPC is Treasurer of the Trust and Allegiant.

Shareholder Services Fees

The Trust maintains a Shareholder Services Plan (the “Services Plan”) with respect to the Advisor Class Shares in the Fund. Pursuant to the Services Plan, the Trust enters into shareholder servicing agreements with certain financial institutions under which they agree to provide shareholder administrative services to their customers who beneficially own Advisor Class Shares in consideration for payment at an annual rate of up to 0.05% of the average daily net assets attributable to the Fund’s Advisor Class Shares held by a financial institution’s customers.

Distribution/12b-1 Fees

The Trust and Professional Funds Distributor, LLC (the “Distributor”) are parties to a distribution agreement dated August 25, 2004. The Trust has adopted a distribution plan (the “Plan”) for each share class in accordance with Rule 12b-1 under the 1940 Act. Pursuant to the Plan, the Trust compensates the Distributor for direct and indirect costs and expenses incurred in connection with advertising, marketing and other distribution services in an amount not to exceed 0.02% per annum of the average daily net assets of each share class of the Fund. During the six months ended November 30, 2006, the Trust did not pay any distribution/12b-1 fees and has voluntarily reduced the fees to 0.00%; the plan has not been amended.

Trustees’ Fees

The Trustees are paid for services rendered to the Trust and Allegiant, which are allocated to the Trust and Allegiant based on their average daily net assets. Each Trustee receives an annual fee of $40,000 plus $4,000 for each combined Board meeting attended and reimbursement of out-of-pocket expenses. The Chairman of the Board receives an additional fee of $25,000 per year and the Chairman of the Audit Committee receives an additional fee of $6,000 per year for their services in these capacities. No person who is an officer, director, trustee, or employee of the Adviser, the Distributor, or any parent or subsidiary thereof, who serves as an officer, trustee, or employee of the Trust receives any compensation from the Trust.

Trustees who receive fees are eligible for participation in the Trust’s Deferred Compensation Plan (the “Plan”), an unfunded, nonqualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

Administration Fees

The Trust, PFPC and National City Bank (“NCB”), an affiliate of the Adviser, are parties to a Co-Administration and Accounting Services Agreement, pursuant to which PFPC and NCB have agreed to serve as Co-Administrators to the Trust. NCB does not receive any fees for its services as Co-Administrator. For its services as Co-Administrator during the period June 1, 2006 to August 31, 2006, PFPC received fees at the following rates: 0.0146% of the first $1 billion of the Trust’s average daily net assets and 0.0121% of the Trust’s average daily net assets in excess of $1 billion. In addition, PFPC received a base fee of $15,000 per annum. Pursuant to an updated Co-Administration and Accounting Services Agreement dated September 1, 2006, effective that date PFPC receives fees at the following rates: 0.0125% of the first $1 billion of the Trust’s average daily net assets and 0.0100% of the Trust’s average daily net assets in excess of $1 billion. In addition, PFPC receives a base fee of $15,000 per annum.

Allegiant Advantage Institutional Money Market Fund

NOTES TO FINANCIAL STATEMENTS

November 30, 2006 (Unaudited)

Transfer Agent

Effective June 10, 2006, PFPC succeeded Boston Financial Data Services as Transfer Agent for the Fund. For its services as Transfer Agent, PFPC receives a fee based mainly upon the number of accounts serviced. Certain minimum fees and transaction charges may apply. For the six months ended November 30, 2006, PFPC received $6,326 from the Fund in aggregate fees and expenses for services rendered under the various agreements described above.

Legal Fees

Expenses paid by the Trust for the six months ended November 30, 2006, include legal fees of $26,343 paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary of the Trust.

Affiliated Income

PFPC is a wholly owned subsidiary of PNC Financial Services Group Inc., which provides the Trust access to the PNC Money Market Account for short term investment needs. Income earned on this Account is reported as “Income from affiliate” in the Statement of Operations.

4. Federal Income Taxes

The Fund intends to continue to qualify as a “regulated investment company” under the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At May 31, 2006, the Fund had a capital loss carryforward of $901 available to offset future realized capital gains through May 31, 2014.

5. Market and Credit Risk

The Fund may invest up to 10% of net assets in illiquid securities. The relative illiquidity of some of these securities may adversely affect the Fund’s ability to dispose of such securities in a timely manner and at a fair price.

6. Indemnifications

In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is immaterial. The Fund expects the risk of loss to be remote pursuant to the contracts.

7. Recent Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This pronouncement provides guidance on the recognition, measurement, classification, and disclosures related to uncertain tax positions, along with any related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, with the Funds required to implement FIN 48 in the NAV calculation by November 30, 2007. The Funds are in the process of evaluating the effect, if any, that the adoption of FIN 48 will have on the financial statements.

In September 2006, the Financial Accounting Standards Board issued FASB Statement No. 157, Fair Value Measurements, (“Statement 157”). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

8. Regulatory Matters

On October 11, 2006 the Adviser was notified that the Pacific Regional Office of the SEC is conducting an examination concerning marketing budget arrangements with entities that provide administrative services to the Trust. NCB and the Adviser are cooperating fully with the SEC in that examination. Due to the preliminary stage of this investigation, the Adviser is not able to predict the outcome of this examination. The Board of Trustees of the Trust has established a committee comprising independent members of the Board of Trustees to monitor this matter on behalf of the Board.

TRUSTEES REVIEW AND APPROVAL OF ADVISORY AGREEMENT

The Trust’s Board of Trustees, including all of the independent Trustees, approved the continuation of the Advisory Agreement for the Allegiant Advantage Institutional Money Market Fund covered in this report, pursuant to which the Adviser provides the Trust with investment advisory services, for an additional one-year period.

In connection with such approval, the Trustees considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of the Adviser’s services, experience and qualifications. Counsel provided the Trustees with a memorandum related to their consideration of the Agreement. The information considered by the Trustees with regard to the Adviser included: (i) the history, organization and client base of the Adviser, (ii) fees under the advisory agreement and fee waivers for the Fund and, for the Adviser, comparative industry fee and expense data, (iii) any incidental non-monetary benefits realized through the Adviser’s relationship with the Fund, (iv) the investment performance of the Fund, (v) ancillary services provided by the Adviser and its affiliates, (vi) any economies of scale realized by the Adviser and the Fund, and (vii) the Adviser’s direct and indirect costs incurred in providing advisory services. The Trustees reviewed additional information concerning the investment philosophy, techniques and strategies employed by the Adviser in managing the Fund and the Adviser’s compliance procedures and controls. The Board considered analyses comparing the Fund’s advisory fees and total expenses to averages for the universe of mutual funds for the Fund’s asset class. In addition to this annual review, the Trustees oversee and evaluate the Adviser’s services at their quarterly meetings.

After reviewing this information and such other matters as the Trustees considered necessary to the exercise of their reasonable business judgment, the Board and independent Trustees concluded that the compensation payable under the Advisory Agreement was fair and equitable with respect to the Fund and approved the continuation of the Advisory Agreement for the Fund.

The Trust’s Board of Trustees, including all of the independent Trustees, also received presentations from representatives of the Adviser and discussed the written materials that had been provided by the Adviser with respect to the proposed reapproval of the Advisory Agreement, as discussed below.

Nature, Extent and Quality of Services Provided by the Adviser

The Board considered the Adviser’s portfolio management services and activities related to portfolio management. The Board reviewed the Adviser’s use of technology, research capabilities, and investment management staff. The Board discussed the Adviser’s experience and qualifications of the personnel providing services, including the background and experience of the members of the portfolio management team. The Board also considered information that disclosed that all trades made on behalf of the Fund would receive best execution. Senior management of the Adviser discussed the structure and operations of the asset management business of the Adviser. The Board also considered its periodic meetings with the portfolio managers and other employees of the Adviser. The Board reviewed the Adviser’s management structure, assets under management and investment philosophies and processes. The Board discussed its relationship with the Adviser, noting that the Adviser communicated well with the Board and was always responsive to the Board’s requests for information. The Board reviewed profitability information and discussed the other benefits that may accrue to the Adviser and its affiliates, if any, due to the relationships with the Fund, including any non-monetary benefits accruing to the Adviser and/or its affiliates as a result of the Adviser’s advisory position with the Fund. The Board also considered that the Adviser’s management of the Fund could generate economies of scale as assets increase. The Board also reviewed and discussed the Adviser’s compliance policies and procedures, including interaction by the parties with the Trust’s chief compliance officer and compliance with the Fund’s investment objective and investment restrictions.

Investment Performance of the Fund

In considering the investment performance of the Adviser, the Board compared the investment performance of the Adviser to the performance of comparable fund peer groups and benchmark indices. The Board also reviewed the Adviser’s proposed investment approach for the Fund, including its investment philosophy, policies, techniques and strategies.

Costs of the Services, Profitability and Economies of Scale

The Board reviewed and discussed detailed information concerning revenues received by the Adviser under the Advisory Agreement and expenses it incurred in managing the Fund. The Board reviewed profitability reports for the Fund presented by the Adviser. The Board discussed the other benefits that may accrue to the Adviser and its affiliates due to their relationships with the Fund. The Board concluded that the profits were reasonable in view of the services provided to the Fund. The Board discussed whether the Fund has benefited from economies of scale and the potential for realization of economies of scale through fee waivers or reimbursement, or through fee and expense reduction, and concluded that the Adviser’s management of the Trust could generate economies of scale.

Fees

The Board reviewed the Fund’s advisory fee structure, the Fund’s total operating expense ratios and the Adviser’s voluntary fee waivers for the Fund. In so doing, the Board examined the Fund’s fees and expenses as compared to its respective comparable fund peer group. Those comparisons aided the Board in evaluating the reasonableness of the investment advisory fee to be paid by the Fund.

Approval of the Agreement

The Board weighed and balanced the information presented and based its decision on the totality of the circumstances. In addition to meetings specifically devoted to the review of advisory contracts, the Board meets regularly, at least each quarter, and considers matters related to the Trust’s Advisory Agreement including performance, advisory personnel and compliance, among other relevant issues. Based upon the information reviewed and material factors considered, without any one factor being dispositive, or considered in isolation, the Board, including all of the independent Trustees, concluded that the investment advisory fee to be paid by the Fund to the Adviser was reasonable in light of the services to be provided by the Adviser, that the proposed Advisory Agreement was fair and in the best interests of the Fund and that the Advisory Agreement should be approved.

Proxy Voting (Unaudited)

A description of the policies and procedures that Allegiant Advantage Fund uses to determine how to vote proxies relating to its portfolio securities as well as information regarding how Allegiant Advantage Fund voted proxies during the most recent 12-month period ending June 30, is available upon request, without charge, by calling 1-800-364-4890, visiting the Fund’s website at www.allegiantfunds.com, or the SEC’s website at http://www.sec.gov.

Quarterly Schedule of Investments (Unaudited)

The Form N-Q, which includes a complete schedule of investments, must be filed with the SEC within 60 days of the end of the Trust’s first and third fiscal quarters. The Trust’s Forms N-Q are available upon request, without charge, by calling 1-800-364-4890, visiting the Trust’s website at www.allegiantfunds.com, on the SEC’s website at http://www.sec.gov, or they may be reviewed and/or copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

Allegiant Advantage Institutional Money Market Fund

SHAREHOLDER VOTING RESULTS

(Unaudited)

On June 26, 2006, at a special meeting of the Trust (the “Meeting”), the Shareholders of the Fund were asked to (i) elect seven existing Trustees and elect three new Trustees (“Proposal 1”) and (ii) authorize the Adviser, upon approval of the Board of Trustees, to enter into or amend sub-advisory agreements without shareholder approval, subject to receipt of an Exemptive Order from the Securities and Exchange Commission (“Proposal 2”). A majority of the total number of outstanding shares of the Trust entitled to vote was not represented at the Meeting. The Trust’s quorum requirement was therefore not met and the Meeting was adjourned until July 20, 2006.

The Meeting was reconvened on Thursday, July 20, 2006 and the Shareholders of the Trust elected seven existing Trustees and three new Trustees. The results of the voting on Proposal 1 were as follows:

	Number of Shares	% of Outstanding Shares	% of Shares Voted
John G. Breen
Affirmative	784,371,238	57.854%	100.000%
Withhold	0	0.000	0.000

Total	784,371,238	57.854	100.000
John F. Durkott
Affirmative	784,371,238	57.854	100.000
Withhold	0	0.000	0.000

Total	784,371,238	57.854	100.000
Richard W. Furst
Affirmative	784,371,238	57.854	100.000
Withhold	0	0.000	0.000

Total	784,371,238	57.854	100.000
Gerald L. Gherlein
Affirmative	784,371,238	57.854	100.000
Withhold	0	0.000	0.000

Total	784,371,238	57.854	100.000
Dale C. LaPorte
Affirmative	784,371,238	57.854	100.000
Withhold	0	0.000	0.000

Total	784,371,238	57.854	100.000
Robert D. Neary
Affirmative	784,371,238	57.854	100.000
Withhold	0	0.000	0.000

Total	784,371,238	57.854	100.000
Kathleen A. Obert
Affirmative	784,371,238	57.854	100.000
Withhold	0	0.000	0.000

Total	784,371,238	57.854	100.000
Timothy L. Swanson
Affirmative	784,371,238	57.854	100.000
Withhold	0	0.000	0.000

Total	784,371,238	57.854	100.000
Kelley J. Brennan
Affirmative	784,371,238	57.854	100.000
Withhold	0	0.000	0.000

Total	784,371,238	57.854	100.000
Dorothy A. Berry
Affirmative	784,371,238	57.854	100.000
Withhold	0	0.000	0.000

Total	784,371,238	57.854	100.000

At the Meeting, Proposal 2 was tabled. The Adviser intends to further review Proposal 2.

Investment Adviser

Allegiant Asset Management Company

200 Public Square, 5th Floor

Cleveland, Ohio 44114

Distributor

Professional Funds Distributor, LLC

760 Moore Road

King of Prussia, Pennsylvania 19406

Legal Counsel

Drinker Biddle & Reath LLP

One Logan Square

18th and Cherry Streets

Philadelphia, Pennsylvania 19103-6996

Custodian

PFPC Trust Co.

8800 Tinicum Boulevard, 4th Floor

Philadelphia, Pennsylvania 19153

760 Moore Road

King of Prussia, PA 19406

INVESTMENT ADVISER:

Allegiant Asset Management Company

200 Public Square, 5th Floor

Cleveland, OH 44114

ADV-SA-001-1206

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Allegiant Advantage Fund

By (Signature and Title)*	/s/ Timothy L. Swanson
Timothy L. Swanson, President, Chief Executive Officer & Chief Legal Officer (principal executive officer)

Date 1/29/07

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Timothy L. Swanson
Timothy L. Swanson, President, Chief Executive Officer & Chief Legal Officer (principal executive officer)

Date 1/29/07

By (Signature and Title)*	/s/ Patrick E. Glazar
Patrick E. Glazar, Treasurer (principal financial officer)

Date 1/29/07

*	Print the name and title of each signing officer under his or her signature.